December 10, 2014

Via EDGAR Submission

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, NE

Washington, DC 20549

Attention: Jeffrey P. Riedler

Re:	Spark Therapeutics, Inc.
Confidential Draft Registration Statement on Form S-1
Submitted November 17, 2014
CIK No. 0001609351

Ladies and Gentlemen:

On behalf of Spark Therapeutics, Inc. (the “Company”), submitted herewith is amendment No. 2 (“Amendment No. 2”) to the Confidential Draft Registration Statement on Form S-1 relating to the registration under the Securities Act of 1933, as amended, of the initial public offering of common stock of the Company.

Amendment No. 2 is being filed in part to respond to the comments of the staff (the “Staff”) of the Securities and Exchange Commission contained in its letter dated December 2, 2014 (the “Comment Letter”), relating to the above referenced Confidential Draft Registration Statement on Form S-1.

Set forth below are the Company’s responses to the Staff’s comments. The responses set forth below are based upon information provided to Wilmer Cutler Pickering Hale and Dorr LLP by the Company. For convenience, the responses are keyed to the numbering of the comments and the headings used in the Comment Letter.

On behalf of the Company, we advise you as follows:

Prospectus Summary

Product Candidates, page 1

1.	Please describe the conditions “Leber’s congenital amaurosis (‘LCA’)” and “retinitis pigmentosa (‘RP’)” and the difference between the two conditions the first time you reference them in this section.

Response:	In response to the Staff’s comment, the Company has revised the disclosure on page 2 of the prospectus forming part of the Amendment No. 2 (the “Prospectus”).

Securities and Exchange Commission

December 10, 2014

2.	We note your response to our prior comment 3 and your revised disclosure stating that your “Neurodegenerative Diseases” program is “undisclosed.” If you have not yet identified a molecule and medical indication for this program, it is too preliminary to be considered a true pipeline product. Accordingly, please eliminate the “Neurodegenerative Diseases” program from your pipeline table and any references to neurodegenerative pipeline candidates elsewhere in your prospectus. For example, we note that pages 1, 69 and 80 reference neurodegenerative product candidates rather than just a neurodegenerative preclinical program.

Response:	We acknowledge the Staff’s comment. The Company has identified both multiple target indications and multiple potential product candidates in its development program for neurodegenerative diseases. However, as a result of the relatively small size of the potential patient populations in the target indications and the highly competitive landscape for gene therapies, including for clinical trial recruitment for gene therapies, the Company believes that public disclosure of the target indications at this stage of development could result in competitive harm to the Company. Moreover, the Company believes that because of the relatively early stage of these development programs, especially as compared to other development programs that have been disclosed in the Prospectus, disclosure of the specific target indications and product candidates is not material to potential investors. We respectfully request that the Staff consider the disclosure as currently drafted.

Risks associated with our business, page 4

3.	We note your response to our prior comment 8. Please expand the penultimate bullet point in this section to identify the intellectual property rights that the owner may license to other parties.

Response:	In response to the Staff’s comment, the Company has revised the disclosure on pages 6 of the Prospectus.

Notes to financial statements

(6) Members’ equity, page F-11

4.	Please refer to prior comment 31. Explain how the minority interest adjustment made in determining the implied fair value per common unit of $1.04 for the Series 2 common units and $0.30 for the Series 3 common units relates to the subsequent 5% discount for lack of control.

Securities and Exchange Commission

December 10, 2014

Response:	In response to the Staff’s comment, the Company has revised Appendix A that was previously included in the Response Letter from Spark Therapeutics, Inc. to the Securities and Exchange Commission dated November 17, 2014, as marked in the attached Exhibit A.

If you have any further questions or comments, or if you require any additional information, please contact the undersigned by telephone at (617) 526-6982 or facsimile at (617) 526-5000. Thank you for your assistance.

Very truly yours,

/s/ Lia Der Marderosian
Lia Der Marderosian

cc: Jeffrey D. Marrazzo

Exhibit A: Revisions to Appendix A

The following revisions have been made to Appendix A as previously included in Response Letter from Spark Therapeutics, Inc. to the Securities and Exchange Commission dated November 17, 2014. New language is bolded and underlined. Replaced language is stricken through. Full paragraphs surrounding changed language have been provided for context.

October 14, 2013 Valuation (5th paragraph)

The Company then used the OPM to allocate the total equity value among its preferred and common securities. Significant assumptions for the OPM included volatility, the risk-free rate, and the time to liquidity. The exercise prices were the breakpoints representing the liquidation preferences of the preferred and common classes and the conversion features. on these assumptions, the implied value per share of the Series 2 and Series 3 common units on a ~~minority~~ controlling, marketable basis were $1.04 and $0.30, respectively. Because the Company’s common units were not publicly-traded or marketable, the Company applied a discount for lack of marketability of 15% and 20% for the Series 2 and Series 3 common units, respectively. A 5% discount for lack of control was also applied to reflect the implied discount in value the common minority-interest stockholders accept to forgo the benefits of control. These discounts were based on quantitative models (put option calculation) as well as other empirical studies of restricted stock issued by public companies and private placements of pre-initial public offering (“IPO “) companies. Based on these factors, the reasonableness of the Series 1 common unit value of $2.00 per share was confirmed and the Company concluded that its Series 2 and Series 3 common units had fair values of $0.84 and $0.23 per unit, respectively, as of October 14, 2013.

May 23, 2014 Valuation (4th paragraph)

The Company then used the OPM to allocate the total equity value among its preferred and common securities. Significant assumptions for the OPM included volatility, the risk-free rate, and the time to liquidity. The exercise prices were the breakpoints representing the liquidation preferences of the preferred stock classes and the conversion features. Based on these assumptions, the implied value per share of the common on a ~~minority~~ controlling, marketable basis was $1.12. Because its common stock was not publicly-traded or marketable, the Company applied a discount for lack of marketability of 35% for the common stock. A 5% discount for lack of control was also applied to reflect the implied discount in value the common minority interest stockholders accept to forgo the benefits of control. These discounts were based on quantitative models (put option calculation) as well as other empirical studies of restricted stock issued by public companies and private placements of pre-IPO companies. Based on these factors, the Company concluded that the common stock had a fair value of $0.69 per share as of May 23, 2014.